SCM PORTFOLIO FUND, INC.

          Prospectus Supplement dated November 22, 1996
               to Prospectus dated April 29, 1996


1.  The following is added to the Prospectus for SCM Portfolio
Fund, Inc. (the "Fund") at the end of the section entitled
"PURCHASE OF SHARES":

     Individual Retirement Accounts
     Shares of the Fund are available for purchase through tax-deferred Individual Retirement Accounts ("IRAs"). Application forms and information for IRAs can be obtained from the Fund by calling 770-834-5839. The Fund's custodian, Fidelity National Bank ("Fidelity"), makes available its services as the IRA custodian for each shareholder account that is established as an IRA. For these services, Fidelity receives an annual fee of $10.00 per IRA account, which fee is paid to Fidelity by the IRA shareholder. Fees not paid by the due date will be charged to the IRA account.

2. The Fund's investment adviser, SCM Associates, Inc., has changed its address to 119 Maple Street, Carrollton, Georgia
30117.

scm-pro.edg